January 16, 2001

Securities and Exchange Commission
Division of Investment Management
450 Fifth Street, N.W.
Washington, D.C. 20549

Re:  T. Rowe Price Index Trust, Inc.
     consisting of its series:
     T. Rowe Price Equity Index 500 Fund
     T. Rowe Price Extended Equity market Index Fund
     T. Rowe Price Total Equity market Index Fund
     File No.: 033-32859/811-5986
     T. Rowe Price International Index Fund, Inc.
     consisting of its series:
     T. Rowe Price International Equity Index Fund
     File No.: 333-44961/811-10063
     T. Rowe Price U.S. Bond Index Fund, Inc.
     File No.: 333-45018/811-10093

To Whom It May Concern:

In accordance with the provisions of Rule 497 of the Securities Act of 1933, we are hereby filing the above-captioned Funds' Prospectus dated May 1, 2000 (October 31, 2000 for International Equity Index Fund and U.S. Bond Index Fund) revised to December 15, 2000, which will be used for the offer and sale of Fund shares. The Prospectus combines information from three different Registration Statements for marketing purposes.

If you have any questions about this filing, please call me at 410-345-6601, or in my absence, Danielle Nicholson Smith at 410-345-4621.

Sincerely,
/s/Forrest R. Foss
Forrest R. Foss

     May 1, 2000(October 31, 2000 forInternational EquityIndex Fund andU.S. Bond
                                          Index Fund)revised toDecember 15, 2000

PROSPECTUS
T. Rowe Price Index Funds

 Equity Index 500
 Extended Equity Market Index
 Total Equity Market Index
 International Equity Index
 U.S. Bond Index

 Five funds seeking to match performance of broad indices of common stocks and bonds.
 The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.
TROWEPRICERAMLOGO

T. Rowe Price Index Trust, Inc.
  T. Rowe Price Equity Index 500 Fund
  T. Rowe Price Extended Equity Market Index Fund
  T. Rowe Price Total Equity Market Index Fund
T. Rowe Price International Index Fund, Inc.
  T. Rowe Price International Equity Index Fund
T. Rowe Price U.S. Bond Index Fund, Inc.
  T. Rowe Price U.S. Bond Index Fund




              ABOUT THE FUND
1             S
              Objective, Strategy, Risks, and Expenses    1

              -----------------------------------------------
              Other Information About the Fund           12
              s
              -----------------------------------------------
              Some Basics of Fixed Income Investing       1
                                                          3
              -----------------------------------------------


              ABOUT YOUR ACCOUNT
2
              Pricing Shares and Receiving               16
              Sale Proceeds
              -----------------------------------------------
              Useful Information on
              Distributions                              18
              and Taxes
              -----------------------------------------------
              Transaction Procedures and                 21
              Special Requirements
              -----------------------------------------------


              MORE ABOUT THE FUND
3             S
              Organization and Management                24

              -----------------------------------------------
              Understanding Performance Information      26

              -----------------------------------------------
              Investment Policies and Practices          27

              -----------------------------------------------
              Financial Highlights                       35

              -----------------------------------------------


              INVESTING WITH T. ROWE PRICE
4
              Account Requirements                       39
              and Transaction Information
              -----------------------------------------------
              Opening a New Account                      39

              -----------------------------------------------
              Purchasing Additional Shares               41

              -----------------------------------------------
              Exchanging and Redeeming                   41
              Shares
              -----------------------------------------------
              Rights Reserved by the Funds               43

              -----------------------------------------------
              Information About Your Services            44

              -----------------------------------------------
              T. Rowe Price                              46
               Brokerage
              -----------------------------------------------
              Investment Information                     47

              -----------------------------------------------



Prospectus


May 1, 2000 (October 31, 2000 for International Equity Index Fund and U.S. Bond Index Fund) revised to December 15, 2000
 Founded in 1937 by the late Thomas Rowe Price, Jr., T. Rowe Price Associates, Inc., and its affiliates managed $179 billion for more than eight million individual and institutional investor accounts as of December 31, 1999.
 Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve, or any other government agency, and are subject to investment risks, including possible loss of the principal amount invested.

 ABOUT THE FUNDS

 OBJECTIVE, STRATEGY, RISKS, AND EXPENSES
 ----------------------------------------------------------
   To help you decide whether these funds are appropriate for you, this section reviews their major characteristics.


 What is each fund's objective?

   Equity Index 500 Fund (formerly the Equity Index Fund)
   To match the performance of the Standard & Poor's 500 Stock Index/(R)/. The S&P 500 is made up of primarily large-capitalization companies that represent a broad spectrum of the U.S. economy and a substantial part of the U.S. stock market's total capitalization. (Market capitalization is the number of a company's outstanding shares multiplied by the market price per share.)

   Extended Equity Market Index Fund
   To match the performance of the U.S. stocks not included in the S&P 500. These are primarily small- and mid-capitalization stocks (market capitalization below the 1,000 largest companies in the U.S. stock market and between the 200 and 1,000 largest, respectively). We use the Wilshire 4500 Completion Index to represent this universe.

   Total Equity Market Index Fund
   To match the performance of the entire U.S. stock market. We use the Wilshire 5000 Total Market Index to represent the market as a whole. Because the largest stocks in the index carry the most weight, large-capitalization stocks make up a substantial majority of the Wilshire 5000's value.

   International Equity Index Fund

   To provide long-term capital growth. We use the FTSE Developed ex North America Index(TM), an equity market index based on the market capitalization of over 1,000 predominately large companies listed in about 20 countries, including Japan, the U.K., and developed countries in Continental Europe and the Pacific Rim.

   U.S. Bond Index Fund

   To match the total return performance of the U.S. investment-grade bond market. We use the Lehman Brothers U.S. Aggregate Index, which typically includes more than 5,000 fixed-income securities with an overall intermediate to long-range dollar-weighted average maturity. The range was 8.4 to 9.0 years for the last five years ending December 31, 1999, although it will vary with market conditions.

T. ROWE PRICE                                 2
   The inclusion of a stock or bond in the S&P 500 Index, the Wilshire, the FTSE(TM), or the Lehman Brothers indices is not an endorsement by Standard & Poor's, Wilshire Associates, FTSE, or Lehman Brothers of the stock or bond as an investment, nor are S&P, Wilshire, FTSE, and Lehman Brothers sponsors of the funds or in any way affiliated with them.


 What is each fund's principal investment strategy?

   The Equity Index 500 Fund invests substantially all of its assets in all of the stocks in the S&P 500 Index. We attempt to maintain holdings of each stock in proportion to its weight in the index. This is known as a full replication strategy.

   Standard & Poor's constructs the index by first identifying major industry categories and then allocating a representative sample of the larger and more liquid stocks in those industries to the index. S&P weights each stock according to its total market value. For example, the 50 largest companies in the index may account for over 50% of its value.


   The Extended Equity Market Index Fund uses a sampling strategy, investing substantially all of its assets in a group of stocks representative of the Wilshire 4500 Index. The fund does not attempt to fully replicate the index by owning each of the stocks in it. Despite its name, the Wilshire 4500 includes more than 6,500 stocks.

   The Total Equity Market Index Fund also uses a sampling strategy, investing substantially all of its assets in a broad spectrum of small-, mid-, and large-capitalization stocks representative of the Wilshire 5000 Index.

   In an attempt to recreate the Wilshire indices, we select stocks in terms of industry, size, and other characteristics. For example, if technology stocks made up 15% of the Wilshire index, the Extended Equity Market Index Fund would invest about 15% of its assets in technology stocks with similar characteristics. Several factors are considered in selecting representative stocks, including historical price movement, market capitalization, transaction costs, and others.

   The International Equity Index Fund will attempt to match the performance of the FTSE Developed ex North America Index by using a full replication strategy, investing substantially all of its assets in all of the stocks in the index. We attempt to own every stock in the index in proportion to its weight in the index. The index is constructed by selecting the countries it covers, sorting the market by industry groups, and targeting a significant portion of them for inclusion in the index.

   The U.S. Bond Index Fund also uses a sampling strategy, investing substantially all fund assets in bonds specifically represented in the Lehman Brothers U.S. Aggregate Index. Under this approach, we will consider each broad segment of the benchmark - government bonds, mortgages, and corporate issues - and within

ABOUT THE FUNDS                               3
   each segment select a set of U.S. dollar-denominated bonds that is representative of key benchmark traits. The most important of these traits are interest rate sensitivity, credit quality, and sector diversification, although other characteristics will be reflected.

   The fund's manager will invest substantially all fund assets in bonds specifically represented in the index. As a result, we expect to own U.S. government and agency obligations, mortgage- and asset-backed securities, corporate bonds, and U.S. dollar-denominated securities of foreign issuers. Other securities may also be purchased, such as collateralized mortgage obligations (CMOs) and certain types of derivatives, provided they have similar characteristics to index securities but potentially offer more attractive prices, yields, or liquidity. Derivatives, such as futures and options, will not exceed 10% of the fund's total assets. This flexibility in investing is intended to help the manager keep the fund's composition in line with the index and minimize deviations in performance between the fund and the index. While there is no guarantee, the investment manager expects the correlation between the fund and the index to be at least .95. A correlation of 1.00 means the returns of the fund and the index move in the same direction (but not necessarily by the same amount). A correlation of 0.00 means movements in the fund are unrelated to movements in the index.


   All funds except U.S. Bond Index

   T. Rowe Price continually compares the composition of all four funds to that of the indices. If a misweighting develops, the portfolios are rebalanced in an effort to bring them into line with their respective indices. When investing cash flow, the funds may purchase stocks, stock index futures, or stock options (up to 10% of total assets for the International Equity Index
   Fund). This approach is intended to minimize any deviations in performance.




 Table 1  Index Funds Comparison Guide
  Fund

  Equity Index 500
  Extended Equity Market Index
  Total Equity Market Index
  International Equity Index
  U.S. Bond Index
 -------------------------------
  Fund

  Equity Index 500
  Extended Equity Market Index
  Total Equity Market Index
  International Equity Index
  U.S. Bond Index
 -------------------------------

T. ROWE PRICE                                 4

   Each fund may sell securities to better align its portfolio with the characteristics of its benchmark or satisfy redemption requests. However, the U.S. Bond Index is not required to sell specific bond issues that have been removed from the index.

  . For details about each fund's investment program, please see the Investment
   Policies and Practices section.


 What are the main risks of investing in the funds?

   Equity Index 500, Extended Equity Market Index, and Total Equity Market Index Funds

   Each fund is designed to track broad segments of the U.S. stock market--whether they are rising or falling. Markets as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling.

   While there is no guarantee, the Equity Index 500 Fund should tend to be less volatile than the other two portfolios because of its focus on larger-cap stocks. The fund emphasizes large-cap stocks, which may at times lag shares of smaller, faster-growing companies. It may also pay a modest dividend that can help offset losses in falling markets.

   The Extended Equity Market Index Fund will be subject to the greater risks associated with small- and mid-cap stocks. Smaller companies often have limited product lines, markets, or financial resources, and may depend on a small group of inexperienced managers. The securities of small companies may have limited marketability and liquidity and are often subject to more abrupt or erratic market movements than shares of larger companies or the major market averages. The very nature of investing in smaller companies involves greater risk than is customarily associated with large-cap companies.


   While there is no guarantee, the Total Equity Market Index Fund is expected to have a risk level between the other two funds, and should have higher dividends than the Extended Equity Market Index Fund.

   The use of sampling for the Extended Equity and Total Equity funds will likely result in some deviation from their respective indices. In addition, for all three index funds, returns are likely to be slightly below those of the indices because the funds have fees and transaction expenses while indices have none. The timing of cash flows and a fund's size can also influence returns. While there is no guarantee, the investment manager expects the correlation between the funds and their respective indices to be at least .95. A correlation of 1.00 means the return of a fund can be completely explained by the return of an index. Investments in futures and options are subject to additional volatility and potential losses.

   International Equity Index Fund

ABOUT THE FUNDS                               5

   As with all stock funds, the fund's share price can fall because of weakness in one or more of its primary equity markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment.

   Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets. Even investments in countries with highly developed economies are subject to significant risks. For example, Japanese stocks were in a steep decline for much of the 1990s. Some particular risks affecting this fund include the following:

  . Currency risk This refers to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency. The overall impact on a fund's holdings can be significant, unpredictable, and long-lasting depending on the currencies represented in the portfolio and how each one appreciates or depreciates in relation to the U.S. dollar. Under normal conditions, the fund does not expect to hedge its currency exposure.

  . Geographic risk The economies and financial markets of various regions can be highly interdependent and may decline all at the same time.

  . Other risks of foreign investing Risks can result from varying stages of economic and political development, differing regulatory environments, trading days, and accounting standards, and higher transaction costs of non-U.S. markets. Investments outside the United States could be subject to governmental actions such as capital or currency controls, nationalization of a company or industry, expropriation of assets, or high taxes that have an adverse effect on the fund.

  . While certain countries have made progress in economic growth, liberalization, fiscal discipline, and political and social stability, there is no assurance these trends will continue.

  . Tracking error The fund's returns are likely to be below those of the index because the fund has fees and transaction costs while the index has none. The timing of cash flows and the fund's size can also influence returns. For example, the fund's failure to reach a certain asset size may limit its ability to purchase all the stocks in the index and achieve full replication.

  . Futures/options risk To the extent the fund uses futures and options, it is exposed to additional volatility and potential losses.

T. ROWE PRICE                                 6

   U.S. Bond Index Fund

   This fund is designed to track the performance of investment-grade bonds, regardless of whether they are rising or falling. In addition, index funds carry the same overall risks as the indices they are designed to track. The following are the principal risks the fund may face:

  . Interest rate risk Investors should be concerned primarily with this risk because the Lehman Brothers U.S. Aggregate Index has typically had an intermediate to long weighted average maturity. An increase in interest rates will likely cause the fund's share price to fall, resulting in a loss of principal (see Table 4). That's because the bonds and fixed-income securities in the fund's portfolio become less attractive to other investors when securities with higher yields become available. Even GNMAs and other securities whose principal and interest payments are guaranteed by the U.S. government can decline in price if rates rise. The longer a bond's maturity, the greater its potential for price declines if rates rise and for price gains if rates fall. Therefore, this fund carries more interest rate risk than short-term bond funds.

  . Credit risk This is the chance that any of a fund's holdings will have its credit rating downgraded or will default (fail to make scheduled interest or principal payments), potentially reducing the fund's income level and share price. While the fund's overall credit quality is investment grade (AAA to BBB), BBB securities are more susceptible to adverse economic conditions and some may have speculative characteristics.

  . The fund may continue to hold a security that has been downgraded or loses its investment-grade rating after purchase.


  . Prepayment risk and extension risk A mortgage-backed bond, unlike most other bonds, can be hurt when interest rates fall, because homeowners tend to refinance and prepay principal. The loss of high-yielding, underlying mortgages and the reinvestment of proceeds at lower interest rates can reduce the bond's potential price gain in response to falling interest rates, reduce the bond's yield, or even cause the bond's price to fall below what an investor paid for it, resulting in a capital loss. Any of these developments could cause a decrease in the fund's income, share price, or total return.


   Extension risk refers to a rise in interest rates that causes a fund's average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. This would increase the fund's sensitivity to rising rates and its potential for price declines.


  . Derivatives risk This is the potential that our investments in these complex and volatile instruments could affect the fund's share price. In addition to CMOs and better-known instruments such as futures, other derivatives that may be used in

ABOUT THE FUNDS                               7
   limited fashion by the fund include interest-only (IO) and principal-only
   (PO) securities known as "strips." The value of these instruments is derived from an underlying pool of mortgage-backed securities or a CMO. All these instruments can be highly volatile, and their value can fall dramatically in response to rapid or unexpected changes in the mortgage or interest rate environment.


  . Tracking error Differences between the composition of the fund and its index, as well as differences in pricing sources will likely result in tracking error, or the risk that fund performance will not match that of the index. Tracking error will also result because the fund incurs fees and expenses while indices have none. The timing of cash flows and the fund's size can also influence returns.

   All Funds

   Since each fund is passively managed and seeks to remain fully invested at all times, assets cannot be shifted from one stock or bond or group of stocks or bonds to another based on their prospects, or from stocks into bonds or cash equivalents in an attempt to cushion the impact of a market decline. Therefore, actively managed funds may outperform these funds.

   As with any mutual fund, there can be no guarantee the funds will achieve their objectives.

  . Each fund's share price may decline, so when you sell your shares, you may lose money.


 How can I tell which fund is most appropriate for me?

   Consider your investment goals, your time horizon for achieving them, and your tolerance for the inherent risk of bond, common stock, and international investments. The segments of the market to which you want exposure and the degree of volatility you can accept in pursuit of income or long-term capital gains can guide you in choosing among the funds. The fund or funds you select should not represent your complete investment program or be used for short-term trading purposes.

   If you seek a relatively low-cost way of participating in the U.S. equity markets through a passively managed portfolio, the Equity Index 500, Extended Equity Market Index, or Total Equity Market Index Funds could be an appropriate part of your overall investment strategy.

   The S&P 500 Index is one of the most widely tracked stock indices in the world. If you want to closely match the performance of the mostly large-cap stocks in this index, with the same level of risk, the Equity Index 500 Fund may be an appropriate choice.

T. ROWE PRICE                                 8
   If you seek potentially higher returns, can assume greater risk, and want broad exposure to small- and mid-cap stocks, you may wish to invest in the Extended Equity Market Index Fund.


   If your risk profile is between that of the Equity Index 500 Fund and Extended Equity Market Index Fund, and you would like to participate in the entire U.S. stock market, you may want to consider the Total Equity Market Index Fund.

   If you want to diversify your domestic stock portfolio by adding exposure to an index of developed international stock markets, and can accept the risks that accompany foreign investments, the International Equity Index Fund could be an appropriate part of your overall investment strategy.

  . Equity investors should have a long-term investment horizon and be willing to wait out bear markets.


   If you seek a low-cost way to participate in the U.S. investment-grade bond market through a fund that tracks a well-known benchmark, the U.S. Bond Index Fund may be an appropriate investment.

   Each fund can be used in both regular and tax-deferred accounts, such as IRAs.


 How has each fund performed in the past?

   The bar charts showing calendar year returns and the average annual total return table indicate risk by illustrating how much returns can differ from one year to the next and over time for the Equity Index 500, Extended Equity Market Index, and Total Equity Market Index Funds. Because both the International Equity Index and U.S. Bond Index Funds commenced operations in 2000, there is no historical performance information shown here. Performance history will be presented after the funds have been in operation for one calendar year. Fund past performance is no guarantee of future returns.

   The funds can also experience short-term performance swings, as shown by the best and worst calendar quarter returns during the years depicted in the charts.

                                          Calendar Year Total Returns
          Fund            "91"   "92"   "93"   "94"   "95"   "96"   "97"   "98"   "99"
 --------------------------------------------------------------------------------------------
  Equity Index 500       29.21  7.19   9.42   1.01   37.16  22.65  32.87  28.31  20.64
  Extended Equity
  Market Index              --    --     --     --      --     --     --     --  33.72
  Total Equity              --    --     --     --      --     --     --     --  23.25
  Market Index
 --------------------------------------------------------------------------------------------


 Equity Index 500 Fund    Quarter ended Total return

 Best quarter     12/31/9821.31%

 Worst quarter    9/30/98 -9.97%

ABOUT THE FUNDS                               9
 Extended Equity Market Index  Fund Quarter ended Total return

 Best quarter     12/31/9928.48%

 Worst quarter    9/30/99 -6.44%


 Total Equity Market Index  Fund Quarter ended Total return

 Best quarter     12/31/9917.85%

 Worst quarter    9/30/99 -6.49%

T. ROWE PRICE                                 10

 Table 2  Average Annual Total Returns
                                     Periods ended December 31, 1999
                             1 year  5 years  Since inception   Inception date
 ----------------------------
  Equity Index 500 Fund      20.64%  28.18%       18.67%           3/30/90
  S&P 500 Stock Index        21.04   28.56        19.08

  Extended Equity Market
  Index Fund                 33.72%     --        23.61%           1/31/98
  Wilshire 4500 Index*       35.49      --        23.28

  Total Equity Market Index
  Fund                       23.25%     --        24.30%           1/31/98
  Wilshire 5000 Index*       23.56      --        24.30
 ------------------------------------------------------------------------------



 These figures include changes in principal value, reinvested dividends, and capital gain distributions, if any.

 *Wilshire data calculated as of 01/06/00.


 What fees or expenses will I pay?


   The funds are 100% no load. However, the Equity Index 500, Extended Equity Market Index, Total Equity Market Index, and U.S. Bond Index Funds charge a redemption fee of 0.50%, payable to the funds, on shares held less than six months. The International Equity Index Fund charges a redemption fee of 1%, payable to the fund, on shares held less than six months.

   The Extended Equity Market Index, Total Equity Market Index, International Equity Index, and U.S. Bond Index Funds each have a single, all-inclusive fee covering investment management and ordinary recurring operating expenses (other than fees and expenses for the funds' independent directors). These fees will not fluctuate. In contrast, most mutual funds have a fixed management fee plus a fee for operating expenses that varies according to a number of other factors.

   There are no other fees or charges to buy or sell fund shares, reinvest dividends, or exchange into other T. Rowe Price funds. There are no 12b-1 fees. Redemption proceeds of less than $5,000 sent by wire are subject to a $5 fee paid to the fund.

ABOUT THE FUNDS                               11



 Table 3  Fees and Expenses of the Funds
                       Shareholder fees (fees
                       paid directly from your                   Annual fund operating expenses
                             investment)                 (expenses that are deducted from fund assets)
                                     Account                           Total annual    Fee waiver/
                       Redemption  Maintenance  Management   Other    fund operating     expense         Net
         Fund            fee/a/      fee/b/        fee      expenses     expenses     reimbursement   expenses

  Equity Index 500      0.50%       $10           0.15 %/c/  0.26%/d/     0.41%           0.06%      0.35%/c/
                       -------------------------------------------------------------------------------------------
  Extended Equity       0.50        10           0.40/ e/      --         0.40              --             0.40/e/
  Market Index
                       -------------------------------------------------------------------------------------------
  Total Equity Market   0.50        10           0.40/ e/      --         0.40              --             0.40/e/
  Index
                       -------------------------------------------------------------------------------------------
  International         1.00        10            0.50/e/      --         0.50              --        0.50/e/
  Equity Index
                       -------------------------------------------------------------------------------------------
  U.S. Bond Index       0.50        10           0.30/e/       --         0.30              --        0.30/e/
 ----------------------------------------------------------------------------------------------------------------------



 /a/On shares purchased and held for less than six months (details under Contingent Redemption Fees in Pricing Shares and Receiving Sale Proceeds).

 /b/A $2.50 quarterly fee is charged for accounts with balances less than $10,000.


 /c/
   To limit the fund's expenses, T. Rowe Price contractually obligated itself to waive its fees and bear any expenses through December 31, 2000, which would cause the fund's ratio of expenses to average net assets to exceed 0.35%. Effective January 1, 2001, T. Rowe Price agreed to extend this expense limitation for a period of two years through December 31, 2002. Fees waived or expenses paid or assumed under these agreements are subject to reimbursement to T. Rowe Price by the fund whenever the fund's expense ratio is below 0.35%; however, no reimbursement will be made after December 31, 2004, or if it would result in the expense ratio exceeding 0.35%. Any amounts reimbursed will have the effect of increasing fees otherwise paid by the fund.

 /d/Expenses have been restated to reflect the 0.35% expense cap in effect
   January 1, 2000.


 /e/       The management fee includes operating expenses.


   Example. The following table gives you a rough idea of how expense ratios may translate into dollars and helps you to compare the cost of investing in these funds with that of other mutual funds. Although your actual costs may be higher or lower, the table shows how much you would pay if operating expenses remain the same, the expense limitation currently in place is not renewed (if applicable), you invest $10,000, earn a 5% annual return, and hold the investment for the following periods and then redeem:


     Fund                          1 year  3 years  5 years  10 years
    ------------------------------------------------------------------------
     Equity Index 500               $36     $126     $224      $512
                                   ------------------------------------
     Extended Equity Market Index    41      128      224       505
                                   ------------------------------------
     Total Equity Market Index       41      128      224       505
                                   -----------------------------------------
     International Equity Index*     51      160       --        --
                                   -----------------------------------------
     U.S. Bond Index*                31       97       --        --
    ------------------------------------------------------------------------




   * Due to the funds' commencement of operations, November 30, 2000, no numbers will be provided for the 5 and 10 years.

T. ROWE PRICE                                 12
 OTHER INFORMATION ABOUT THE FUNDS
 ----------------------------------------------------------

 How does a stock or bond index mutual fund differ from the typical stock or bond mutual fund?


   Both types of index funds are passively managed, attempting to deviate as little as possible from a particular benchmark. Since fewer resources are devoted to researching stocks or bonds, and portfolio turnover (the buying and selling of securities) is low, an index fund incurs lower costs than the average equity or bond fund. The typical equity or bond fund is actively managed, meaning the manager makes purchase and sell decisions based on a particular security's prospects in pursuit of the fund's investment objective. In addition, index funds are almost entirely invested in stocks or bonds while actively managed funds often hold cash for strategic and defensive purposes.


 What specific markets are included in the FTSE Developed ex North America
 Index?

   International Equity Index Fund

   The countries in the index as of October 1, 2000, were: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and United Kingdom.

   Countries may be removed or added to the index at any time. The index's performance reflects the reinvestment of all dividends and capital gains.


 What types of securities are included in the Lehman Brothers U.S. Aggregate Index?

   U.S. Bond Index Fund

   The index represents the U.S. investment-grade fixed-rate bond market, with components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. To be included in the index, a security must be dollar-denominated; have at least one year to final maturity; have a $150 million par amount outstanding; and be rated investment grade by a major rating service.


 What are some of the funds' potential rewards?

   All Funds

  . Because the funds are passively managed, their expenses are lower than the average actively managed fund. Assuming all other factors are equal, lower expenses can increase a fund's total return.

  . Lower turnover should mean smaller capital gain distributions, which can raise a fund's after-tax returns.

ABOUT THE FUNDS                               13

   All funds except U.S. Bond Index Fund

  . Stocks have historically been among the most rewarding investments, although past performance is no guarantee of future results. Each fund offers investors the opportunity to diversify their assets among many industries and individual stocks through a single investment.

  . Index investing provides investors with a convenient and relatively low-cost way to approximate the performance of either the entire stock market or a segment of it.

   International Equity Index Fund

  . Investing abroad increases the opportunities available to you. Some foreign countries may have greater potential for economic growth than the U.S. Foreign investments also provide effective diversification for an all-U.S. portfolio, since historically their returns have not moved in sync with U.S. stocks over long time periods. Investing a portion of your overall portfolio in foreign stock funds can enhance your diversification while providing the opportunity to boost long-term returns.

   Equity Index 500 and Total Equity Market Index Funds

  . Most of the stocks in the S&P 500 and many in the Wilshire 5000 pay a dividend, which, when reinvested, is an important capital building component.



 Is there other information I can review before making a decision?

   Investment Policies and Practices in Section 3 discusses various types of portfolio securities the funds may purchase as well as types of management practices the funds may use.


   You should also review the information in Section 2 that discusses contingent redemption fees and account maintenance fees.



 SOME BASICS OF FIXED INCOME INVESTING
 ----------------------------------------------------------

 U.S. Bond Index Fund


 Is a fund's yield fixed or will it vary?

   It will vary. The yield is calculated every day by dividing a fund's net income per share, expressed at annual rates, by the share price. Since both income and share price will fluctuate, a fund's yield will also vary. (Although money fund prices are stable, income is variable.)

T. ROWE PRICE                                 14
 Is yield the same as total return?

   Not for bond funds. A fund's total return is the result of reinvested distributions from income and capital gains and the change in share price for a given period. Income is always a positive contributor to total return and can either enhance a rise in share price or help offset a price decline.


 What is credit quality and how does it affect yield?

   Credit quality refers to a bond issuer's expected ability to make all required interest and principal payments on time. Because highly rated issuers represent less risk, they can borrow at lower interest rates than less creditworthy issuers. Therefore, a fund investing in high-quality securities should have a lower yield than an otherwise comparable fund investing in lower-quality securities.


 What is meant by a bond fund's maturity?

   Every bond has a stated maturity date when the issuer must repay the bond's entire principal value to the investor. However, many bonds are "callable," meaning their principal can be repaid earlier, on or after specified call dates. Bonds are most likely to be called when interest rates are falling because the issuer can refinance at a lower rate, just as a homeowner refinances a mortgage. In that environment, a bond's "effective maturity" is usually its nearest call date. For example, the rate at which homeowners pay down their mortgage principal determines the effective maturity of mortgage-backed bonds.

   A bond mutual fund has no real maturity, but it does have a weighted average maturity and a weighted average effective maturity. This number is an average of the stated or effective maturities of the underlying bonds, with each bond's maturity "weighted" by the percentage of fund assets it represents. Some funds target effective maturities rather than stated maturities when computing the average. This provides additional flexibility in portfolio management.


 What is meant by a bond fund's duration?

   Duration is a calculation that seeks to measure the price sensitivity of a bond or a bond fund to changes in interest rates. It is expressed in years, like maturity, but it is a better indicator of price sensitivity than maturity because it takes into account the time value of cash flows generated over the bond's life. Future interest and principal payments are discounted to reflect their present value and then are multiplied by the number of years they will be received to produce a value expressed in years - the duration. "Effective" duration takes into account call features and sinking fund payments that may shorten a bond's life.

ABOUT THE FUNDS                               15
   Since duration can also be computed for bond funds, you can estimate the effect of interest rates on share price by multiplying fund duration by an expected change in interest rates. For example, the price of a bond fund with a duration of five years would be expected to fall approximately 5% if rates rose by one percentage point. (T. Rowe Price shareholder reports show duration.)


 How is a bond's price affected by changes in interest rates?

   When interest rates rise, a bond's price usually falls, and vice versa. In general, the longer a bond's maturity, the greater the price increase or decrease in response to a given change in rates, as shown in Table 4.



 Table 4  How Interest Rates May Affect Bond Prices
                                          Price per $1,000 of bond face value if interest rates:
  Bond maturity   Coupon                         Increase                                  Decrease
                                   1 point                     2 points              1 point      2 points

  1 year          6.08%              $991                        $981                $1,010        $1,019
  5 years         5.84                958                         919                 1,044         1,090
  10 years        5.80                928                         863                 1,079         1,165
  30 years        5.88                874                         771                 1,057         1,353
 ------------------------------------------------------------------------------------------------------------------




 Coupons reflect yields on Treasury securities as of September 30, 2000. The table may not be as representative of price changes for mortgage-backed securities because of prepayments. This is an illustration and does not represent expected yields or share price changes of any T. Rowe Price fund.

 ABOUT YOUR ACCOUNT
 PRICING SHARES AND RECEIVING SALE PROCEEDS
 ----------------------------------------------------------
   Here are some procedures you should know when investing in a T. Rowe Price fund.


 How and when shares are priced

   The share price (also called "net asset value" or NAV per share) for the funds is calculated at the close of the New York Stock Exchange, normally 4 p.m. ET, each day the New York Stock Exchange is open for business. To calculate the NAV, the fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. Current market values are used to price fund shares.

   International Equity Index Fund

   The fund's portfolio securities usually are valued on the basis of the most recent closing market prices at 4 p.m. ET when the fund calculates its NAV. Most of the securities in which the fund invests, however, are traded in markets that close before that time. For securities primarily traded in the Far East, for example, the most recent closing prices may be as much as 15 hours old at 4 p.m. Normally, developments that could affect the values of portfolio securities that occur between the close of the foreign market and 4 p.m. ET will not be reflected in the fund's NAV. However, if the fund determines that such developments are so significant that they will, in its judgment, clearly and materially affect the value of the fund's securities, the fund may adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of 4 p.m. ET. The fund may fair value securities in other situations, for example, when a particular foreign market is closed but the fund is open.

  . The various ways you can buy, sell, and exchange shares are explained at the end of this prospectus and on the New Account Form. These procedures may differ for institutional and employer-sponsored retirement accounts.


 How your purchase, sale, or exchange price is determined

   If we receive your request in correct form by 4 p.m. ET, your transaction will be priced at that day's NAV. If we receive it after 4 p.m., it will be priced at the next business day's NAV.

   We cannot accept orders that request a particular day or price for your transaction or any other special conditions.

ABOUT THE FUNDS                               17
   Fund shares may be purchased through various third-party intermediaries including banks, brokers, and investment advisers. Where authorized by a fund, orders will be priced at the NAV next computed after receipt by the intermediary. Consult your intermediary to determine when your orders will be priced. The intermediary may charge a fee for its services.

   Note: The time at which transactions and shares are priced and the time until which orders are accepted may be changed in case of an emergency or if the New York Stock Exchange closes at a time other than 4 p.m. ET.


 How you can receive the proceeds from a sale

  . When filling out the New Account Form, you may wish to give yourself the widest range of options for receiving proceeds from a sale.

   If your request is received by 4 p.m. ET in correct form, proceeds are usually sent on the next business day. Proceeds can be sent to you by mail or to your bank account by Automated Clearing House (ACH) transfer or bank wire. ACH is an automated method of initiating payments from, and receiving payments in, your financial institution account. The ACH system is supported by over 20,000 banks, savings banks, and credit unions. Proceeds sent by ACH transfer should be credited the second business day after the sale. Proceeds sent by bank wire should be credited to your account the first business day after the sale.

  . Exception: Under certain circumstances and when deemed to be in a fund's best interest, your proceeds may not be sent for up to seven calendar days after we receive your redemption request.

  . If for some reason we cannot accept your request to sell shares, we will contact you.

   Contingent Redemption Fee

   These funds can experience substantial price fluctuations and are intended for long-term investors. Short-term "market timers" who engage in frequent purchases and redemptions can disrupt the funds' investment programs and create additional transaction costs that are borne by all shareholders. For these reasons, the funds assess a 0.50% (1% for International Equity Index
   Fund) fee on redemptions (including exchanges) of fund shares held for less than six months.

   Redemption fees are paid to the funds to help offset transaction costs and to protect the funds' long-term shareholders. The funds will use the "first-in, first-out" (FIFO) method to determine the six-months holding period. Under this method, the date of the redemption or exchange will be compared with the earliest purchase date of shares held in the account. If this holding period is less than six months, the fee will be charged.

T. ROWE PRICE                                 18
   The fee does not apply to any shares purchased through reinvested distributions (dividends and capital gains), shares held in retirement plans, such as 401(k), 403(b), 457, Keogh, profit sharing, SIMPLE IRA, SEP-IRA, and money purchase pension accounts, or to shares redeemed through designated systematic withdrawal plans. The fee does apply to shares held in other IRA accounts and to shares purchased through automatic investment plans (described under Shareholder Services). The fee may apply to shares in retirement plans held in broker omnibus accounts.


   In determining "six months," the funds will use the anniversary date of a transaction. Thus, shares purchased on January 1, 2001, for example, will be subject to the fee if they are redeemed on or prior to June 30, 2001. If they are redeemed on or after July 1, 2001, they will not be subject to the fee.




 USEFUL INFORMATION ON DISTRIBUTIONS AND TAXES
 ----------------------------------------------------------
  . All net investment income and realized capital gains are distributed to shareholders.


 Dividends and Other Distributions

   Dividend and capital gain distributions are reinvested in additional fund shares in your account unless you select another option on your New Account Form. The advantage of reinvesting distributions arises from compounding; that is, you receive income dividends and capital gain distributions on a rising number of shares.

   Distributions not reinvested are paid by check or transmitted to your bank account via ACH. If the Post Office cannot deliver your check, or if your check remains uncashed for six months, the fund reserves the right to reinvest your distribution check in your account at the NAV on the day of the reinvestment and to reinvest all subsequent distributions in shares of the fund. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

   Income dividends

   U.S. Bond Index Fund

  . The U.S. Bond Index Fund declares income dividends daily at 4 p.m. ET to shareholders of record at that time provided payment has been received on the previous business day.

  . Dividends are ordinarily paid on the first business day of each month.

  . Fund shares will earn dividends through the date of redemption; also, shares redeemed on a Friday or prior to a holiday will continue to earn dividends until the next business day. Generally, if you redeem all of your shares at any time

ABOUT THE FUNDS                               19
   during the month, you will also receive all dividends earned through the date of redemption in the same check. When you redeem only a portion of your shares, all dividends accrued on those shares will be reinvested, or paid in cash, on the next dividend payment date.


   Equity Index 500, Extended Market Index, and Total Market Index Funds

  . The Equity Index 500 Fund declares and pays dividends (if any) quarterly.


  . The Extended Market Index, and Total Market Index Funds declare and pay dividends (if any) annually.

  . A portion of fund dividends may be eligible for the 70% deduction for dividends received by corporations.


   International Equity Index Fund

  . The fund declares and pays dividends (if any) annually.

  . The dividends of the fund will not be eligible for the 70% deduction for dividends received by corporations, if, as expected, none of the fund's income consists of dividends paid by U.S. corporations.

   All Funds

   Capital gains
  . A capital gain or loss is the difference between the purchase and sale price of a security.

  . If a fund has net capital gains for the year (after subtracting any capital losses), they are usually declared and paid in December to shareholders of record on a specified date that month. If a second distribution is necessary, it is usually declared and paid during the first quarter of the following year.


 Tax Information

  . You will be sent timely information for your tax filing needs.

   You need to be aware of the possible tax consequences when:

  . You sell fund shares, including an exchange from one fund to another.


  . A fund makes a distribution to your account.

   Taxes on fund redemptions
   When you sell shares in any fund, you may realize a gain or loss. An exchange from one fund to another is still a sale for tax purposes.


   In January, you will be sent Form 1099-B indicating the date and amount of each sale you made in the fund during the prior year. This information will also be reported to the IRS. For most new accounts or those opened by exchange in 1984

T. ROWE PRICE                                 20
   or later, we will provide the gain or loss on the shares you sold during the year, based on the "average cost," single category method. This information is not reported to the IRS, and you do not have to use it. You may calculate the cost basis using other methods acceptable to the IRS, such as "specific identification."

   To help you maintain accurate records, we send you a confirmation immediately following each transaction you make (except for systematic purchases and redemptions) and a year-end statement detailing all your transactions in each fund account during the year.

   Taxes on fund distributions
   All Funds

   In January, you will be sent Form 1099-DIV indicating the tax status of any dividend and capital gain distributions made to you. This information will also be reported to the IRS. Distributions are generally taxable to you for the year in which they were paid. You will be sent any additional information you need to determine your taxes on fund distributions, such as the portion of your dividends, if any, that may be exempt from state income taxes.


   The tax treatment of a capital gain distribution is determined by how long the fund held the portfolio securities, not how long you held shares in the fund. Short-term (one year or less) capital gain distributions are taxable at the same rate as ordinary income and long-term gains on securities held more than 12 months are taxed at a maximum rate of 20%. If you realized a loss on the sale or exchange of fund shares that you held six months or less, your short-term loss must be reclassified to a long-term loss to the extent of any long-term capital gain distribution received during the period you held the shares.

   International Equity Index Fund

   Distributions resulting from the sale of certain foreign currencies and debt securities, to the extent of foreign exchange gains, are taxed as ordinary income or loss. If the fund pays nonrefundable taxes to foreign governments during the year, the taxes will reduce the fund's dividends but will still be included in your taxable income. However, you may be able to claim an offsetting credit or deduction on your tax return for your portion of foreign taxes paid by the fund.

  . Distributions are taxable whether reinvested in additional shares or received in cash.

   Tax effect of buying shares before a capital gain or dividend distribution
   If you buy shares shortly before or on the "record date" - the date that establishes you as the person to receive the upcoming distribution - you will receive a portion of the money you just invested in the form of a taxable distribution. There-

ABOUT THE FUNDS                               21
   fore, you may wish to find out a fund's record date before investing. Of course, a fund's share price may, at any time, reflect undistributed capital gains or income and unrealized appreciation, which may result in future taxable distributions.


  . The preceding tax information summary does not apply to retirement accounts, such as IRAs, which are not subject to current tax.



 TRANSACTION PROCEDURES AND SPECIAL REQUIREMENTS
 ----------------------------------------------------------
  . Following these procedures helps assure timely and accurate transactions.


 Purchase Conditions

   Nonpayment

   If you pay with a check or ACH transfer that does not clear or if your payment is not timely received, your purchase will be canceled. You will be responsible for any losses or expenses incurred by each fund or transfer agent, and the fund can redeem shares you own in this or another identically registered T. Rowe Price account as reimbursement. Each fund and its agents have the right to reject or cancel any purchase, exchange, or redemption due to nonpayment.

   U.S. dollars; type of check
   All purchases must be paid for in U.S. dollars; checks must be drawn on U.S. banks.


 Sale (Redemption) Conditions

   Holds on immediate redemptions: 10-day hold

   If you sell shares that you just purchased and paid for by check or ACH transfer, the funds will process your redemption but will generally delay sending you the proceeds for up to 10 calendar days to allow the check or transfer to clear. (The 10-day hold does not apply to purchases paid for by bank wire or automatic purchases through your paycheck.)

   Telephone, Tele*Access/(R)/, and personal computer transactions
   Exchange and redemption services through telephone and Tele*Access are established automatically when you sign the New Account Form unless you check the boxes that state you do not want these services. Personal computer transactions must be authorized separately. T. Rowe Price funds and their agents use reasonable procedures to verify the identity of the shareholder. If these procedures are followed, the funds and their agents are not liable for any losses that may occur from acting on unauthorized instructions. A confirmation is sent promptly after a transaction. Please review it carefully and contact T. Rowe Price immediately about any transaction you believe to be unauthorized. All telephone conversations are recorded.

T. ROWE PRICE                                 22
   Redemptions over $250,000
   Large sales can adversely affect a portfolio manager's ability to implement a fund's investment strategy by causing the premature sale of securities that would otherwise be held. If, in any 90-day period, you redeem (sell) more than $250,000, or your sale amounts to more than 1% of fund net assets, the fund has the right to pay the difference between the redemption amount and the lesser of the two previously mentioned figures with securities from the fund.


 Excessive Trading

  . T. Rowe Price may bar excessive traders from purchasing shares.


   Frequent trades in your account or accounts controlled by you can disrupt management of a fund and raise its expenses. To deter such activity, the funds have adopted an excessive trading policy. If you violate our excessive trading policy, you may be barred indefinitely and without further notice from further purchases of T. Rowe Price funds.

  . Trades placed directly with T. Rowe Price  If you trade directly with T.
   Rowe Price, you can make one purchase and one sale involving the same fund within any 120-day period. For example, if you are in fund A, you can move assets from fund A to fund B and, within the next 120 days, sell your shares in fund B to return to fund A or move to fund C. If you exceed this limit, or if your trade activity involves market timing, you are in violation of our excessive trading policy.

   Two types of transactions are exempt from this policy: 1) trades solely in money market funds (exchanges between a money fund and a nonmoney fund are not exempt); and 2) systematic purchases and redemptions (see Information About Your Services).


  . Trades placed through intermediaries If you purchase fund shares through an intermediary including a broker, bank, investment adviser, or other third party, you can make one purchase and one sale involving the same fund within any 120-day period. If you exceed this limit or if you hold fund shares for less than 60 calendar days, you are in violation of our excessive trading policy. Systematic purchases and redemptions are exempt from this policy.


 Keeping Your Account Open

   Due to the relatively high cost to a fund of maintaining small accounts, we ask you to maintain an account balance of at least $1,000. If your balance is below $1,000 for three months or longer, we have the right to close your account after giving you 60 days in which to increase your balance.

ABOUT THE FUNDS                               23
 Account Maintenance Fee


   The account maintenance fee, paid to the fund, is charged on a quarterly basis usually during the last week of a calendar quarter. On the day of the assessment, accounts with balances below $10,000 will be charged the fee. Please note that the fee will be charged to accounts that fall below $10,000 due to market fluctuations, redemptions or exchanges. When an account with less than $10,000 is closed either through redemption or exchange, the fee will be charged and deducted from the proceeds. The fee will apply to IRA accounts. The fee does not apply to retirement plans directly registered with
   T. Rowe Price Services, or accounts maintained by intermediaries through NSCC/(R)/ Networking.


 Signature Guarantees

  . A signature guarantee is designed to protect you and the T. Rowe Price funds from fraud by verifying your signature.

   You may need to have your signature guaranteed in certain situations, such as:

  . Written requests 1) to redeem over $100,000, or 2) to wire redemption proceeds.

  . Remitting redemption proceeds to any person, address, or bank account not on record.

  . Transferring redemption proceeds to a T. Rowe Price fund account with a different registration (name or ownership) from yours.

  . Establishing certain services after the account is opened.

   You can obtain a signature guarantee from most banks, savings institutions, broker-dealers, and other guarantors acceptable to T. Rowe Price. We cannot accept guarantees from notaries public or organizations that do not provide reimbursement in the case of fraud.

 MORE ABOUT THE FUNDS
 ORGANIZATION AND MANAGEMENT
 ----------------------------------------------------------

 How are the funds organized?

   T. Rowe Price Index Trust, Inc. was incorporated in Maryland in 1989. It consists of three series and each is an open-end investment company, or mutual fund. The Equity Index 500 Fund was established in 1990, and the Extended Equity Market Index and Total Equity Market Index Funds were established in 1997. The Equity Index 500 Fund was originally established as the Equity Index Fund but changed its name effective January 30, 1998. The International Equity Index and the U.S. Bond Index Funds were incorporated in Maryland in 2000 as open-end investment companies. Mutual funds pool money received from shareholders and invest it to try to achieve specified objectives.

  . Shareholders benefit from T. Rowe Price's 63 years of investment management experience.


 What is meant by "shares"?

   As with all mutual funds, investors purchase shares when they put money in a fund. These shares are part of a fund's authorized capital stock, but share certificates are not issued.

   Each share and fractional share entitles the shareholder to:

  . Receive a proportional interest in a fund's income and capital gain distributions.

  . Cast one vote per share on certain fund matters, including the election of fund directors, changes in fundamental policies, or approval of changes in the fund's management contract.


 Do T. Rowe Price funds have annual shareholder meetings?

   The funds are not required to hold annual meetings and, to avoid unnecessary costs to fund shareholders, do not do so except when certain matters, such as a change in fundamental policies, must be decided. In addition, shareholders representing at least 10% of all eligible votes may call a special meeting, if they wish, for the purpose of voting on the removal of any fund director or trustee. If a meeting is held and you cannot attend, you can vote by proxy. Before the meeting, the fund will send you proxy materials that explain the issues to be decided and include instructions on voting by mail or telephone, or on the Internet.

ABOUT THE FUNDS                               25

 Who runs the funds?

   General Oversight

   Each fund is governed by a Board of Directors that meets regularly to review fund investments, performance, expenses, and other business affairs. The Board elects the fund's officers. The policy of each fund is that a majority of Board members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price) and T. Rowe Price International.

  . All decisions regarding the purchase and sale of fund investments are made by T. Rowe Price or, for the International Equity Index Fund, T. Rowe Price International - specifically by each fund's portfolio managers.

   Equity Index 500, Extended Equity Market Index, and Total Equity Market Index Funds

   Portfolio Management

   Each fund has an Investment Advisory Committee with the following members:
   Richard T. Whitney, Chairman, Eugene F. Bair, Raymond A. Mills, Ph.D., M. Christine Munoz. The committee chairman has day-to-day responsibility for managing the portfolio and works with the committee in developing and executing each fund's investment program. Mr. Whitney has been a member of each fund's committee since the funds' inceptions. He joined T. Rowe Price in 1985 and has been managing investments since 1986.

   International Equity Index Fund

   Investment Manager
   T. Rowe Price International is responsible for the selection and management of the fund's portfolio investments. The company is a wholly owned subsidiary of T. Rowe Price Associates and the successor to Rowe Price-Fleming International, Inc. (Price-Fleming). Price-Fleming was a joint venture established in 1979 and was 50% owned by T. Rowe Price Associates and 50% owned by Flemings. In 2000, T. Rowe Price Associates became the sole owner of Price-Fleming and renamed the company T. Rowe Price International. The U.S. office of T. Rowe Price International is located at 100 East Pratt Street, Baltimore, Maryland 21202. Offices are also located in London, Paris, Tokyo, Singapore, Hong Kong, and Buenos Aires.

   Portfolio Management

   The fund has an Investment Advisory Committee with the following members:
   Raymond A. Mills, Ph.D., Chairman, M. Christine Munoz, and Richard T. Whitney. The committee chairman has day-to-day responsibility for managing the fund and works with the committee in developing and executing the fund's investment program. Mr. Mills has been chairman of the fund's committee since

T. ROWE PRICE                                 26
   its inception. He has been managing investments since 1998. From 1994 until joining T. Rowe Price in 1997 as an investment analyst, Mr. Mills was a Principal Systems Engineer with The Analytic Sciences Corporation.


   U.S. Bond Index Fund

   Portfolio Management

   The fund has an Investment Advisory Committee with the following members:
   Edmund M. Notzon, Chairman, Connice A. Bavely, Patrick S. Cassidy, Jerome A. Clark, Michael J. Grogan, Peter D. Leiser, Jr., Mary J. Miller, Vernon A. Reid, Jr., Daniel O. Shackelford, and Charles M. Shriver. The committee chairman has day-to-day responsibility for managing the fund and works with the committee in developing and executing the fund's investment program. Mr. Notzon has been chairman of the fund's committee since its inception. He has been managing investments since joining T. Rowe Price in 1989.

   All Funds

   The Management Fee

   Each fund's fee is as follows: 0.15% for the Equity Index 500 Fund, 0.30% for the U.S. Bond Index Fund, 0.40% for the Extended Equity Market Index and Total Equity Market Index Funds, and 0.50% for the International Equity Index Fund, based on average daily net assets. The funds calculate and accrue the fees daily. For the Extended Equity Market Index, Total Equity Market Index, International Equity Index, and U.S. Bond Index Funds, the management fee includes ordinary recurring operating expenses, but does not cover interest, taxes, brokerage, non-recurring and extraordinary items or fees and expenses for the funds' independent directors.



 UNDERSTANDING PERFORMANCE INFORMATION
 ----------------------------------------------------------
   This section should help you understand the terms used to describe fund performance. You will come across them in shareholder reports you receive from us; in our newsletter, The Price Report; in T. Rowe Price advertisements; and in the media.


 Total Return

   This tells you how much an investment has changed in value over a given time period. It reflects any net increase or decrease in the share price and assumes that all dividends and capital gains (if any) paid during the period were reinvested in additional shares. Therefore, total return numbers include the effect of compounding.

ABOUT THE FUNDS                               27
   Advertisements may include cumulative or average annual total return figures, which may be compared with various indices, other performance measures, or other mutual funds.


 Cumulative Total Return

   This is the actual return of an investment for a specified period. A cumulative return does not indicate how much the value of the investment may have fluctuated during the period. For example, an investment could have a 10-year positive cumulative return despite experiencing some negative years during that time.


 Average Annual Total Return

   This is always hypothetical and should not be confused with actual year-by-year results. It smooths out all the variations in annual performance to tell you what constant year-by-year return would have produced the investment's actual cumulative return. This gives you an idea of an investment's annual contribution to your portfolio, provided you held it for the entire period.


 Yield

   The current or "dividend" yield on a fund or any investment tells you the relationship between the investment's current level of annual income and its price on a particular day. The dividend yield reflects the actual income paid to shareholders for a given period, annualized, and divided by the price at the end of the period. For example, a fund providing $5 of annual income per share and a price of $50 has a current yield of 10%. Yields can be calculated for any time period.

   The advertised or SEC yield is found by determining the net income per share (as defined by the Securities and Exchange Commission) earned by a fund during a 30-day base period and dividing this amount by the per share price on the last day of the base period. The SEC yield-also called the standardized yield-may differ from the dividend yield.



 INVESTMENT POLICIES AND PRACTICES
 ----------------------------------------------------------

   This section takes a detailed look at some of the types of fund securities and the various kinds of investment practices that may be used in day-to-day portfolio management. Fund investments are subject to further restrictions and risks described in the Statement of Additional Information.

   Shareholder approval is required to substantively change fund objectives and certain investment restrictions noted in the following section as "fundamental policies." The managers also follow certain "operating policies" which can be

T. ROWE PRICE                                 28
   changed without shareholder approval. However, significant changes are discussed with shareholders in fund reports. Fund investment restrictions and policies are adhered to at the time of investment. A later change in circumstances will not require the sale of an investment if it was proper at the time it was made.


   Changes in fund holdings, fund performance, and the contribution of various investments are discussed in the shareholder reports sent to you.

  . Fund managers have considerable leeway in choosing investment strategies and selecting securities they believe will help achieve fund objectives.


 Types of Portfolio Securities


   All Funds

   In seeking to meet their investment objectives, each fund may invest in any type of security or instrument (including certain potentially high-risk derivatives described in this section) whose investment characteristics are consistent with the fund's investment program. The following pages describe various types of fund securities and investment management practices.

   Fundamental policy Each fund will not purchase a security if, as a result, with respect to 75% of its total assets, more than 5% of its total assets would be invested in securities of a single issuer, or if more than 10% of the outstanding voting securities of the issuer would be held by the funds. These limitations do not apply to the purchase of securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities.

   All Funds except U.S. Bond Index

   Hybrid Instruments

   These instruments (a type of potentially high-risk derivative) can combine the characteristics of securities, futures, and options. For example, the principal amount, redemption, or conversion terms of a security could be related to the market price of some commodity, currency, or securities index. Such securities may earn interest or pay dividends at below market or even relatively nominal rates. Under some conditions, the redemption value of such an investment could be zero.

  . Hybrids have volatile prices and limited liquidity, and their use may not be successful.

   Operating policy Fund investments in hybrid instruments are limited to 10% of total assets.

ABOUT THE FUNDS                               29

   International Equity Index Fund

   The fund must invest at least 80% of its total assets in securities that make up the FTSE Developed ex North America Index.

   Fundamental policy The fund will not invest more than 25% of its total assets (concentrate) in any single industry except to the extent the index concentrates in that industry.


   U.S. Bond Index Fund The fund must invest at least 80% of its total assets in securities that comprise the Lehman Brothers U.S. Aggregate Index. Bonds purchased by the fund that are removed from the index will not be counted as part of the 80% requirement.

   Fundamental policy The fund will not invest more than 25% of its total assets (concentrate) in any single industry except to the extent the index concentrates in that particular industry.


   Bonds
   A bond is an interest-bearing security - an IOU - issued by companies or governmental units. The issuer has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond's face value) on a specified date. An issuer may have the right to redeem or "call" a bond before maturity, and the investor may have to reinvest the proceeds at lower market rates.

   A bond's annual interest income, set by its coupon rate, is usually fixed for the life of the bond. Its yield (income as a percent of current price) will fluctuate to reflect changes in interest rate levels. A bond's price usually rises when interest rates fall, and vice versa, so its yield stays consistent with current market conditions.

   Bonds may be unsecured (backed by the issuer's general creditworthiness only) or secured (also backed by specified collateral).

   Certain bonds have interest rates that are adjusted periodically. These interest rate adjustments tend to minimize fluctuations in the bonds' principal values. The maturity of those securities may be shortened under certain specified conditions.

   Bonds may be designated as senior or subordinated obligations. Senior obligations generally have the first claim on a corporation's earnings and assets and, in the event of liquidation, are paid before subordinated debt.

   Foreign Securities
   Investments may be made in U.S. dollar-denominated foreign securities. Such investments increase a portfolio's diversification and may enhance return, but they also involve some special risks such as exposure to potentially adverse local political and economic developments; nationalization and exchange controls;

T. ROWE PRICE                                 30
   potentially lower liquidity and higher volatility; possible problems arising from accounting and disclosure, settlement, and regulatory practices that differ from U.S. standards.

   Asset-Backed Securities
   An underlying pool of assets, such as credit card or automobile trade receivables or corporate loans or bonds, backs these bonds and provides the interest and principal payments to investors. Credit quality depends primarily on the quality of the underlying assets and the level of credit support, if any, provided by the issuer. The underlying assets (i.e., loans) are sometimes subject to prepayments which can shorten the security's weighted average life and may lower its return. The value of these securities also may change because of actual or perceived changes in the creditworthiness of the originator, servicing agent, or of the financial institution providing the credit support.

   Mortgage-Backed Securities
   The fund may invest in a variety of mortgage-backed securities. Mortgage lenders pool individual home mortgages with similar characteristics to back a certificate or bond, which is sold to investors such as the fund. Interest and principal payments generated by the underlying mortgages are passed through to the investors. The "big three" issuers are the Government National Mortgage Association (GNMA), the Federal National Mortgage Association (Fannie Mae), and the Federal Home Loan Mortgage Corporation (Freddie Mac). GNMA certificates are backed by the full faith and credit of the U.S. government, while others, such as Fannie Mae and Freddie Mac certificates, are only supported by the ability to borrow from the U.S. Treasury or supported only by the credit of the agency. Private mortgage bankers and other institutions also issue mortgage-backed securities.

   Mortgage-backed securities are subject to scheduled and unscheduled principal payments as homeowners pay down or prepay their mortgages. As these payments are received, they must be reinvested when interest rates may be higher or lower than on the original mortgage security. Therefore, these securities are not an effective means of locking in long-term interest rates. In addition, when interest rates fall, the pace of mortgage prepayments picks up. These refinanced mortgages are paid off at face value (par), causing a loss for any investor who may have purchased the security at a price above par. In such an environment, this risk limits the potential price appreciation of these securities and can negatively affect the fund's net asset value. When rates rise, the prices of mortgage-backed securities can be expected to decline, although historically these securities have experienced smaller price declines than comparable quality bonds. In addition, when rates rise and prepayments slow, the effective duration of mortgage-backed securities extends, resulting in increased volatility.

   Additional mortgage-backed securities in which the fund may invest include:

ABOUT THE FUNDS                               31
  . Collateralized Mortgage Obligations (CMOs) CMOs are debt securities that are fully collateralized by a portfolio of mortgages or mortgage-backed securities. All interest and principal payments from the underlying mortgages are passed through to the CMOs in such a way as to create some classes with more stable average lives than the underlying mortgages and other classes with more volatile average lives. CMO classes may pay fixed or variable rates of interest, and certain classes have priority over others with respect to the receipt of prepayments.

  . Stripped Mortgage Securities Stripped mortgage securities (a type of potentially high-risk derivative) are created by separating the interest and principal payments generated by a pool of mortgage-backed securities or a CMO to create additional classes of securities. Generally, one class receives only interest payments (IOs), and another receives principal payments (POs). Unlike with other mortgage-backed securities and POs, the value of IOs tends to move in the same direction as interest rates. The funds can use IOs as a hedge against falling prepayment rates (interest rates are rising) and/or a bear market environment. POs can be used as a hedge against rising prepayment rates (interest rates are falling) and/or a bull market environment. IOs and POs are acutely sensitive to interest rate changes and to the rate of principal prepayments.

   A rapid or unexpected increase in prepayments can severely depress the price of IOs, while a rapid or unexpected decrease in prepayments could have the same effect on POs. Of course, under the opposite conditions these securities may appreciate in value. These securities can be very volatile in price and may have lower liquidity than most other mortgage-backed securities. Certain non-stripped CMO classes may also exhibit these qualities, especially those that pay variable rates of interest that adjust inversely with, and more rapidly than, short-term interest rates. In addition, if interest rates rise rapidly and prepayment rates slow more than expected, certain CMO classes, in addition to losing value, can exhibit characteristics of longer-term securities and become more volatile. There is no guarantee that fund investments in CMOs, IOs, or POs will be successful, and fund total return could be adversely affected as a result.


   Hybrid Instruments
   These instruments (a type of potentially high-risk derivative) can combine the characteristics of securities, futures, and options. For example, the principal amount or interest rate of a hybrid could be tied (positively or negatively) to the price of some commodity, currency, or securities index or another interest rate (each a "benchmark"). Hybrids can be used as an efficient means of pursuing a variety of investment goals, including duration management, and increased total return. Hybrids may or may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events

T. ROWE PRICE                                 32
   which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes the fund to the credit risk of the issuer of the hybrid. These risks may cause significant fluctuations in the net asset values of the fund.


   One type of hybrid the fund may purchase is the bond index swap. The fund would purchase these in an effort to mimic all or a portion of the index. An index swap can help the fund replicate the index when the fund is small or when investing cash flow.

  . Hybrids can have volatile prices and limited liquidity, and their use may not be successful.

   Private Placements
   These securities are sold directly to a small number of investors, usually institutions. Unlike public offerings, such securities are not registered with the SEC. Although certain of these securities may be readily sold, for example, under Rule 144A, others may be illiquid, and their sale may involve substantial delays and additional costs.

   Operating policy Fund investments in illiquid securities are limited to 15% of net assets.


 Types of Investment Management Practices

   Reserve Position

   Each fund will hold a certain portion of its assets in cash or cash equivalents. Each fund's reserve position can consist of shares of a T. Rowe Price internal money market fund and U.S. and foreign dollar-denominated money market securities, including repurchase agreements, in the two highest rating categories, maturing in one year or less. The reserve position provides flexibility in meeting redemptions, paying expenses, and in the timing of new investments.

   Borrowing Money and Transferring Assets
   Fund borrowings may be made from banks and other T. Rowe Price funds for temporary emergency purposes to facilitate redemption requests, or for other purposes consistent with fund policies as set forth in this prospectus. Such borrowings may be collateralized with fund assets, subject to restrictions.

   Fundamental policy Borrowings may not exceed 33/1//\\/3/\\% of total fund assets.

ABOUT THE FUNDS                               33
   Operating policy Fund transfers of portfolio securities as collateral will not be made except as necessary in connection with permissible borrowings or investments, and then such transfers may not exceed 33/1//\\/3/\\% of fund total assets. Fund purchases of additional securities will not be made when borrowings exceed 5% of total assets.

   Futures and Options

   The funds may make such investments to provide an efficient means of maintaining liquidity while being invested in the market, to facilitate trading or to reduce transaction costs. The funds may also purchase call options on stock indices or bonds. Such options would be used in a manner similar to the funds' use of futures.

   Futures contracts and options prices can be highly volatile; using them could lower the funds' total returns and the potential loss from the use of futures can exceed the funds' initial investment in such contracts.

   Operating policies Futures: Initial margin deposits and premiums on options used for non-hedging purposes will not exceed 5% of each fund's net asset value. Options on bonds or indices: The funds will not commit more than 5% of total assets to premiums when purchasing call options.

   Lending of Portfolio Securities

   Fund securities may be lent to broker-dealers, other institutions, or other persons to earn additional income. The principal risk is the potential insolvency of the broker-dealer or other borrower. In this event, a fund could experience delays in recovering its securities, and capital losses.

   Fundamental policy The value of loaned securities may not exceed 33/1//\\/3/\\% of total fund assets.


   U.S. Bond Index Fund

   When-Issued Securities and Forward Commitment Contracts

   The fund may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis. There is no limit on fund investments in these securities. The price of these securities is fixed at the time of the commitment to buy, but delivery and payment can take place a month or more later. During the interim period, the market value of the securities can fluctuate, and no interest accrues to the purchaser. At the time of delivery, the value of the securities may be more or less than the purchase or sale price. To the extent the fund remains fully or almost fully invested (in securities with a remaining maturity of more than one year) at the same time it purchases these securities, there will be greater fluctuations in the fund's net asset value than if the fund did not purchase them.

T. ROWE PRICE                                 34
   All Funds

   Portfolio Turnover
   Each fund will not generally trade in securities for short-term profits, but, under unusual circumstances, securities may be purchased and sold without regard to the length of time held. The portfolio turnover rates for the fiscal years ending December 31 for the Equity Index 500, Extended Equity Market Index and Total Equity Market Index Funds are listed in the table in the Financial Highlights section.


   Standard & Poor's (Equity Index 500 Fund)
   Although S&P obtains information for inclusion in or for use in the calculation of the S&P 500 Index from sources which S&P considers reliable, S&P does not guarantee the accuracy and/or the completeness of the S&P 500 Index or any data included therein. S&P makes no warranty, express or implied, as to results to be obtained by the fund, or any other person or entity from the use of the S&P 500 Index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the S&P 500 Index or any data included therein. Standard & Poor's, S&P, S&P 500 Index, Standard & Poor's 500, and 500 are trademarks of McGraw-Hill, Inc. and have been licensed for use by the fund. The fund is not sponsored, endorsed, sold, or promoted by S&P, and S&P makes no representation regarding the advisability of investing in the fund.

   Wilshire Associates, Incorporated (Extended Equity Market Index and Total Equity Market Index Funds)
   Wilshire and Wilshire 5000 are registered service marks of Wilshire Associates Incorporated of Santa Monica, California.

   These funds are not sponsored, endorsed, sold, or promoted by Wilshire, and Wilshire makes no representation regarding the advisability of investing in these funds.

   Because of the challenges of compiling data for very large indices, Wilshire may frequently revise or restate the historical performance data of the Wilshire 4500 Completion Index and the Wilshire 5000 Total Market Index. As a result, the performance of the Extended Equity Market Index Fund or the Total Equity Market Index Fund over short-term periods may appear to differ from the results of its benchmark.

   FTSE (International Equity Index Fund)

   The shares of the fund are not in any way sponsored, endorsed, sold, or promoted by FTSE International Limited ("FTSE") or by the London Stock Exchange Limited (the "Exchange") or by the Financial Times Limited ("FT"), and FTSE, the Exchange and FT do not make any warranty or representation whatsoever, expressly or impliedly, either as to the results to be obtained from

ABOUT THE FUNDS                               35
   the use of the FTSE Developed ex North America Index ("the Index") and/or the figure at which the said Index stands at any particular time on any particular day or otherwise. The Index is compiled and calculated by FTSE.


   However, FTSE, the Exchange, and FT shall not be liable (whether in negligence or otherwise) to any person for any error in the Index and FTSE, the Exchange, and FT shall not be under any obligation to advise any person of any error therein.

   "FTSE/(TM)/", "FT-SE(R)", and "Footsie(R)" are trademarks of the London Stock Exchange Limited and The Financial Times Limited and are used by FTSE International Limited under license. "All-World" is a trademark of FTSE International Limited.




   Lehman Brothers (U.S. Bond Index Fund)
   The inclusion of a bond in the Lehman Brothers U.S. Aggregate Index is in no way an endorsement by Lehman Brothers of the bond as an investment, nor is Lehman Brothers a sponsor of the fund or in any way affiliated with it.



 FINANCIAL HIGHLIGHTS
 ----------------------------------------------------------

   Equity Index 500, Extended Equity Market Index, and Total Equity Market Index Funds

   Table 5, which provides information about each fund's financial history, is based on a single share outstanding throughout each fiscal year. Each fund's section of the table is part of the fund's financial statements, which are included in its annual report and are incorporated by reference into the Statement of Additional Information (available upon request). The total returns in the tables represent the rate that an investor would have earned or lost on an investment in each fund (assuming reinvestment of all dividends and distributions and no payment of account or (if applicable) redemption fees). The financial statements in the annual report were audited by the funds' independent accountants, PricewaterhouseCoopers LLP.

T. ROWE PRICE                                 36

 Table 5  Financial Highlights
                                                  Year ended December 31
  Equity Index 500              1995        1996         1997          1998          1999
 -----------------------------------------------------------------------------------------------

  Net asset value,
  beginning of period         $  13.09    $  17.21    $    20.34    $    26.38    $    33.38
  Income From Investment Operations
  Net investment income          0.39/a/     0.38/b/       0.35/b/       0.33/c/       0.34/c/
                              ------------------------------------------------------------------
  Net gains or losses on
  securities (both realized       4.43        3.47          6.28          7.10          6.49
  and unrealized)
                              ------------------------------------------------------------------
  Total from investment
  operations                      4.82        3.85          6.63          7.43          6.83
  Less Distributions
  Dividends (from net            (0.40)      (0.38)        (0.34)        (0.34)        (0.34)
  investment income)
                              ------------------------------------------------------------------
  Distributions (from            (0.30)      (0.34)        (0.25)        (0.09)        (0.31)
  capital gains)
                              ------------------------------------------------------------------
  Returns of capital                --          --            --            --            --
                              ------------------------------------------------------------------
  Total distributions            (0.70)      (0.72)        (0.59)        (0.43)        (0.65)
                              ------------------------------------------------------------------
  Net asset value,            $  17.21    $  20.34    $    26.38    $    33.38    $    39.56
  end of period
                              ------------------------------------------------------------------
  Total return                   37.16%/a/   22.65%/b/     32.87%/b/     28.31%/c/     20.64%/c/
  Ratios/Supplemental Data
  Net assets, end of period   $457,256    $807,655    $1,908,321    $3,347,493    $5,049,091
  (in thousands)
                              ------------------------------------------------------------------
  Ratio of expenses to            0.45%/a/    0.40%/b/      0.40%/b/      0.40%/c/      0.40%/c/
  average net assets
                              ------------------------------------------------------------------
  Ratio of net income to          2.54%/a/    2.05%/b/      1.49%/b/      1.17%/c/      0.98%/c/
  average net assets
                              ------------------------------------------------------------------
  Portfolio turnover rate          1.3%        1.3%          0.7%          4.7%          5.2%
 -----------------------------------------------------------------------------------------------


 /a/
   Excludes expenses in excess of a 0.45% voluntary expense limitation in effect through December 31, 1995.

 /b/
   Excludes expenses in excess of a 0.40% voluntary expense limitation in effect through December 31, 1997.

 /c/
   Excludes expenses in excess of a 0.40% voluntary expense limitation in effect through December 31, 1999.

ABOUT THE FUNDS                               37

 Table 5  Financial Highlights (continued)
                                01/30/98/*/    Year ended December 31
                                  through
  Extended Equity                12/31/98
  Market Index                -----------------         1999
 -----------------------------                 -----------------------------

  Net asset value,
  beginning of period            $ 10.00              $ 11.02
  Income From Investment Operations
  Net investment income             0.08                 0.10
                              -----------------------------------------
  Net gains or losses on
  securities (both realized         1.13                 3.56
  and unrealized)
                              -----------------------------------------
  Total from investment
  operations                        1.21                 3.66
  Less Distributions
  Dividends (from net              (0.08)               (0.10)
  investment income)
                              -----------------------------------------
  Distributions (from              (0.11)               (0.53)
  capital gains)
                              -----------------------------------------
  Returns of capital                  --                   --
                              -----------------------------------------
  Total distributions              (0.19)               (0.63)
                              -----------------------------------------
  Net asset value,               $ 11.02              $ 14.05
  end of period
                              -----------------------------------------
  Total return                     12.29%               33.72%
  Ratios/Supplemental Data
  Net assets, end of period      $20,743              $54,219
  (in thousands)
                              -----------------------------------------
  Ratio of expenses to              0.40%/a/             0.40%
  average net assets
                              -----------------------------------------
  Ratio of net income to            1.15%/a/             1.04%
  average net assets
                              -----------------------------------------
  Portfolio turnover rate           26.3%/a/             23.4%
 ---------------------------------------------------------------------------


 /a/      Annualized.

 /*/       Inception date.

T. ROWE PRICE                                 38

 Table 5  Financial Highlights (continued)
                                01/30/98/*/    Year ended December 31
                                  through
  Total Equity                   12/31/98
  Market Index                -----------------         1999
 -----------------------------                 -----------------------------

  Net asset value,
  beginning of period            $ 10.00             $  12.19
  Income From Investment Operations
  Net investment income             0.11                 0.12
                              -----------------------------------------
  Net gains or losses on
  securities (both realized         2.20                 2.69
  and unrealized)
                              -----------------------------------------
  Total from investment
  operations                        2.31                 2.81
  Less Distributions
  Dividends (from net              (0.12)               (0.11)
  investment income)
                              -----------------------------------------
  Distributions (from                 --                (0.12)
  capital gains)
                              -----------------------------------------
  Returns of capital                  --                   --
                              -----------------------------------------
  Total distributions              (0.12)               (0.23)
                              -----------------------------------------
  Net asset value,               $ 12.19             $  14.77
  end of period
                              -----------------------------------------
  Total return                     23.19%               23.25%
  Ratios/Supplemental Data
  Net assets, end of period      $61,210             $199,427
  (in thousands)
                              -----------------------------------------
  Ratio of expenses to              0.40%/a/             0.40%
  average net assets
                              -----------------------------------------
  Ratio of net income to            1.33%/a/             0.98%
  average net assets
                              -----------------------------------------
  Portfolio turnover rate            1.9%/a/              3.2%
 ---------------------------------------------------------------------------


 /a/      Annualized.

 /*/       Inception date.

 INVESTING WITH T. ROWE PRICE
 ACCOUNT REQUIREMENTS AND TRANSACTION INFORMATION
 ----------------------------------------------------------
                                                       Tax Identification Number

We must have your correct Social Security or tax identification number on a signed New Account Form or W-9 Form. Otherwise, federal law requires the funds to withhold a percentage (currently 31%) of your dividends, capital gain distributions, and redemptions, and may subject you to an IRS fine. If this information is not received within 60 days after your account is established, your account may be redeemed, priced at the NAV on the date of redemption.

Always verify your transactions by carefully reviewing the confirmation we send you. Please report any discrepancies to Shareholder Services promptly.

    Employer-Sponsored Retirement Plans and Institutional Accounts T. Rowe Price
                                                    Trust Company 1-800-492-7670
Transaction procedures in the following sections may not apply to employer-sponsored retirement plans and institutional accounts. For procedures regarding employer-sponsored retirement plans, please call T. Rowe Price Trust Company or consult your plan administrator. For institutional account procedures, please call your designated account manager or service representative.



 OPENING A NEW ACCOUNT
 ----------------------------------------------------------

$2,500 minimum initial investment; $1,000 for retirement plans or gifts or transfers to minors (UGMA/UTMA) accounts ($25,000 minimum initial investment for Summit Funds only)

                                                            Account Registration
If you own other T. Rowe Price funds, be sure to register any new account just like your existing accounts so you can exchange among them easily. (The name and account type would have to be identical.)

                                                                         By Mail

Please make your check payable to T. Rowe Price Funds (otherwise it will be returned) and send your check, together with the New Account Form, to the appropriate address in the next paragraph. We do not accept third-party checks to open new accounts, except for IRA Roll-

T. ROWE PRICE                                 40
over checks that are properly endorsed. In addition, T. Rowe Price does not accept purchases made by credit card check.

via U.S. Postal Service
T. Rowe Price Account Services P.O. Box 17300 Baltimore, MD 21297-1300


via private carriers/overnight services
T. Rowe Price Account Services Mailcode 17300 4515 Painters Mill Road Owings Mills, MD 21117-4903

                                                                         By Wire
Call Investor Services for an account number and give the following wire information to your bank:

Receiving Bank:  PNC Bank, N.A. (Pittsburgh) Receiving Bank ABA#:  043000096
Beneficiary: T. Rowe Price [fund name] Beneficiary Account: 1004397951 Originator to Beneficiary Information (OBI): name of owner(s) and account number

Complete a New Account Form and mail it to one of the appropriate addresses listed previously.

Note: No services will be established and IRS penalty withholding may occur until we receive a signed New Account Form. Also, retirement plan accounts and IRAs cannot be opened by wire.

                                                                     By Exchange
Call Shareholder Services or use Tele*Access or your personal computer (see Automated Services under Information About Your Services). The new account will have the same registration as the account from which you are exchanging. Services for the new account may be carried over by telephone request if preauthorized on the existing account. For limitations on exchanging, see explanation of Excessive Trading under Transaction Procedures and Special Requirements.

                                                                       In Person
Drop off your New Account Form at any location listed on the back cover and obtain a receipt.

ABOUT THE FUNDS                               41
 PURCHASING ADDITIONAL SHARES
 ----------------------------------------------------------

$100 minimum purchase ($1,000 minimum purchase for Summit Funds); $50 minimum for retirement plans, Automatic Asset Builder, and gifts or transfers to minors (UGMA/UTMA) accounts ($100 minimum for Summit Funds)

                                                                 By ACH Transfer
Use Tele*Access or your personal computer or call Shareholder Services if you have established electronic transfers using the ACH network.

                                                                         By Wire
Call Shareholder Services or use the wire address listed in Opening a New
Account.

                                                                         By Mail
 1. Make your check payable to T. Rowe Price Funds (otherwise it may be returned).

 2. Mail the check to us at the following address with either a fund reinvestment slip or a note indicating the fund you want to buy and your fund account number.

 3. Remember to provide your account number and the fund name on the memo line of your check.

via U.S. Postal Service
T. Rowe Price Funds Account Services P.O. Box 17300 Baltimore, MD 21297-1300

/(For //mail via private carriers and overnight services//, see previous / /section.)/

                                                      By Automatic Asset Builder
Fill out the Automatic Asset Builder section on the New Account or Shareholder Services Form.



 EXCHANGING AND REDEEMING SHARES
 ----------------------------------------------------------
                                                                Exchange Service
You can move money from one account to an existing identically registered account or open a new identically registered account. Remember, exchanges are purchases and sales for tax purposes. (Exchanges into a state tax-free fund are limited to investors living in states where the fund is registered.)

T. ROWE PRICE                                 42
                                                                     Redemptions

Redemption proceeds can be mailed to your account address, sent by ACH transfer to your bank, or wired to your bank (provided your bank information is already on file). For charges, see Electronic Transfers - By Wire under Information About Your Services. Please note that large redemption requests may be routed to a service representative.

Some of the T. Rowe Price funds may impose a redemption fee of 0.5% to 2% on shares held for less than six months, one year, or two years, as specified in the prospectus. The fee is paid to the fund.

                                                                        By Phone
Call Shareholder Services
If you find our phones busy during unusually volatile markets, please consider placing your order by your personal computer or Tele*Access (if you have previously authorized these services), mailgram, or express mail. For exchange policies, please see Transaction Procedures and Special Requirements - Excessive Trading.

                                                                         By Mail
For each account involved, provide the account name, number, fund name, and exchange or redemption amount. For exchanges, be sure to specify any fund you are exchanging out of and the fund or funds you are exchanging into. T. Rowe Price requires the signatures of all owners exactly as registered, and possibly a signature guarantee (see Transaction Procedures and Special Requirements - Signature Guarantees). Please use the appropriate address below:

For nonretirement and IRA accounts:
via U.S. Postal Service
T. Rowe Price Account Services P.O. Box 17302 Baltimore, MD 21297-1302

via private carriers/overnight services
T. Rowe Price Account Services Mailcode 17302 4515 Painters Mill Road Owings Mills, MD 21117-4903

ABOUT THE FUNDS                               43
For employer-sponsored retirement accounts:
via U.S. Postal Service
T. Rowe Price Trust Company P.O. Box 17479 Baltimore, MD 21297-1479

via private carriers/overnight services
T. Rowe Price Trust Company Mailcode 17479 4515 Painters Mill Road Owings Mills, MD 21117-4903

Requests for redemptions from employer-sponsored retirement accounts must be in writing; please call T. Rowe Price Trust Company or your plan administrator for instructions. IRA distributions may be requested in writing or by telephone; please call Shareholder Services to obtain an IRA Distribution Form or an IRA Shareholder Services Form to authorize the telephone redemption service.



 RIGHTS RESERVED BY THE FUNDS
 ----------------------------------------------------------
T. Rowe Price funds and their agents reserve the following rights: (1) to waive or lower investment minimums; (2) to accept initial purchases by telephone or mailgram; (3) to refuse any purchase or exchange order; (4) to cancel or rescind any purchase or exchange order (including, but not limited to, orders deemed to result in excessive trading, market timing, fraud, or 5% ownership) upon notice to the shareholder within five business days of the trade or if the written confirmation has not been received by the shareholder, whichever is sooner; (5) to freeze any account and suspend account services when notice has been received of a dispute between the registered or beneficial account owners or there is reason to believe a fraudulent transaction may occur; (6) to otherwise modify the conditions of purchase and any services at any time; and (7) to act on instructions believed to be genuine. These actions will be taken when, in the sole discretion of management, they are deemed to be in the best interest of the fund.

T. ROWE PRICE                                 44

In an effort to protect T. Rowe Price funds from the possible adverse effects of a substantial redemption in a large account, as a matter of general policy, no shareholder or group of shareholders controlled by the same person or group of persons will knowingly be permitted to purchase in excess of 5% of the outstanding shares of the fund, except upon approval of the fund's management.




 INFORMATION ABOUT YOUR SERVICES
 ----------------------------------------------------------
            Shareholder Services 1-800-225-5132 Investor Services 1-800-638-5660

Many services are available to you as a T. Rowe Price shareholder; some you receive automatically, and others you must authorize or request on the New Account Form. By signing up for services on the New Account Form rather than later on, you avoid having to complete a separate form and obtain a signature guarantee. This section discusses some of the services currently offered. Our Services Guide, which we mail to all new shareholders, contains detailed descriptions of these and other services.

Note: Corporate and other institutional accounts require an original or certified resolution to establish services and to redeem by mail. For more information, call Investor Services.

                                                                Retirement Plans

We offer a wide range of plans for individuals, institutions, and large and small businesses: Traditional IRAs, Roth IRAs, SIMPLE IRAs, SEP-IRAs, Keoghs (profit sharing, money purchase pension), 401(k)s, and 403(b)(7)s. For information on IRAs or our no-load variable annuity, call Investor Services. For information on all other retirement plans, please call our Trust Company at 1-800-492-7670.

                  Automated Services Tele*Access 1-800-638-2587 24 hours, 7 days Tele*Access
24-hour service via a toll-free number enables you to (1) access information on fund performance, prices, distributions, account balances, and your latest transaction; (2) request checks, prospectuses, services forms,

ABOUT THE FUNDS                               45
duplicate statements, and tax forms; and (3) initiate purchase, redemption, and exchange transactions in your accounts (see Electronic Transfers in this section).

                                                  Web Address www.troweprice.com
After authorizing this service, account transactions may also be conducted through our Web site on the Internet. If you subscribe to America Online/(R)/, you can access our Web site via keyword "T. Rowe Price" and conduct transactions in your account.

                                                Plan Account Line 1-800-401-3279

This 24-hour service is similar to Tele*Access but is designed specifically to meet the needs of retirement plan investors.

                                                  Telephone and Walk-In Services
Buy, sell, or exchange shares by calling one of our service representatives or by visiting one of our investor center locations whose addresses are listed on the back cover.

                                                            Electronic Transfers
By ACH
With no charges to pay, you can initiate a purchase or redemption for as little as $100 or as much as $100,000 between your bank account and fund account using the ACH network. Enter instructions via Tele*Access or your personal computer, or call Shareholder Services.



By Wire
Electronic transfers can be conducted via bank wire. There is currently a $5 fee for wire redemptions under $5,000, and your bank may charge for incoming or outgoing wire transfers regardless of size.

                                                                    Checkwriting

(Not available for equity funds, or the High Yield, Emerging Markets Bond, or U.S. Bond Index Funds) You may write an unlimited number of free checks on any money market fund, and most bond funds, with a minimum of $500 per check. Keep in mind, however, that a check results in a redemption; a check written on a bond fund will create a taxable event which you and we must report to the IRS.


                                                             Automatic Investing

$50 minimum ($100 minimum for Summit Funds) You can invest automatically in several different ways, including:

T. ROWE PRICE                                 46
Automatic Asset Builder

You can instruct us to move $50 ($100 for Summit Funds) or more from your bank account, or you can instruct your employer to send all or a portion of your paycheck to the fund or funds you designate.

Automatic Exchange
You can set up systematic investments from one fund account into another, such as from a money fund into a stock fund.



 T. ROWE PRICE BROKERAGE
 ----------------------------------------------------------
              To Open an Account 1-800-638-5660 For Existing Brokerage Customers
                                                                  1-800-225-7720

Investments available through our brokerage service include stocks, options, bonds, and others at commission savings over full-service brokers/*/. We also provide a wide range of services, including:

Automated Telephone and Computer Services
You can enter stock and option orders, access quotes, and review account information around the clock by phone with Tele-Trader or via the Internet with Internet-Trader. Any trades entered through Tele-Trader save you an additional 10% on commissions. For stock trades entered through Internet-Trader, you will pay a commission of $24.95 for up to 1,000 shares plus $.02 for each share over 1,000. Option trades entered through Internet-Trader save you 10% over our standard commission schedule. All trades are subject to a $35 minimum commission except stock trades placed through Internet-Trader.

Investor Information
A variety of informative reports, such as our Brokerage Insights series and S&P Market Month newsletter, as well as access to on-line research tools can help you better evaluate economic trends and investment opportunities.

Dividend Reinvestment Service
If you elect to participate in this service, the cash dividends from the eligible securities held in your account will automatically be reinvested in additional shares of the same securities free of charge. Dividend payments

ABOUT THE FUNDS                               47
must be $10.00 or greater to qualify for reinvestment. Most securities listed on national securities exchanges or on Nasdaq are eligible for this service.

/*Services //v//ary //b//y //f//irm./

/T. Rowe Price// Brokerage is a division of //T. Rowe Price// Investment / /Services, Inc., Member NASD/SIPC./



 INVESTMENT INFORMATION
 ----------------------------------------------------------
To help shareholders monitor their investments and make decisions that accurately reflect their financial goals, T. Rowe Price offers a wide variety of information in addition to account statements. Most of this information is also available on our Web site at www.troweprice.com.

Shareholder Reports
Fund managers' reviews of their strategies and performance. If several members of a household own the same fund, only one fund report is mailed to that address. To receive additional copies, please call Shareholder Services or write to us at P.O. Box 17630, Baltimore, Maryland 21297-1630.

The T. Rowe Price Report

A quarterly investment newsletter discussing markets and financial strategies and including the Performance Update, a review of all T. Rowe Price fund results.

Insights
Educational reports on investment strategies and financial markets.

Investment Guides
Asset Mix Worksheet, College Planning Kit, Diversifying Overseas: A T. Rowe Price Guide to International Investing, Managing Your Retirement Distribution, Personal Strategy Planner, Retirees Financial Guide, Retirement Planning Kit, and Tax Considerations for Investors.

T. ROWE PRICE                                 48

To help you achieve your financial goals, T. Rowe Price offers a wide range of stock, bond, and money market investments, as well as convenient services and informative reports.
A fund Statement of Additional Information has been filed with the Securities and Exchange Commission and is incorporated by reference into this prospectus. Further information about fund investments, including a review of market conditions and the manager's recent strategies and their impact on performance, is available in the annual and semiannual shareholder reports. To obtain free copies of any of these documents, or for shareholder inquiries, call 1-800-638-5660.

Fund information and Statements of Additional Information are also available from the Public Reference Room of the Securities and Exchange Commission. Infor-mation on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Fund reports and other fund information are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the Public Reference Room, Washington D.C. 20549-0102.
Walk-in
Investor Centers
For directions, call 1-800-225-5132 or visit our Web site

Baltimore Area
Downtown
 105 East Lombard Street

Owings Mills
 Three Financial Center 4515 Painters Mill Road

Boston Area
 386 Washington Street Wellesley

Colorado Springs
 4410 ArrowsWest Drive

Los Angeles Area
 Warner Center 21800 Oxnard Street Suite 270 Woodland Hills

Tampa
 4200 West Cypress Street 10th Floor

Washington, D.C.
 900 17th Street, N.W. Farragut Square
 For Mutual Fund or T. Rowe Price Brokerage Information
 Investor Services
 1-800-638-5660 TDD
 1-800-367-0763

For Existing Accounts
 Shareholder Services
 1-800-225-5132

For Performance, Prices, Account Information, or to Conduct Transactions
 Tele*Access/(R)/
 24 hours, 7 days 1-800-638-2587

Internet Address
 www.troweprice.com

Plan Account Line
 For retirement plan investors: The appropriate 800 number appears on your retirement account statement.
LOGO
T. Rowe Price Associates, Inc. 100 East Pratt Street Baltimore, MD 21202
                                                                C50-040 12/15/00
1940 Act File No. 811-5986